                                                                    EXHIBIT 3.02

                             AMENDED AND RESTATED

                                    BY-LAWS

                                      OF

                            SPECIALTY CATALOG CORP.

                                       A

                             DELAWARE CORPORATION



                                   ARTICLE I
                                 STOCKHOLDERS
                                 ------------


     SECTION 1.     Annual Meetings.  Subject to change by resolution of the
                    ----------------
Board of Directors, the annual meeting of the Stockholders of the Corporation for the purpose of electing directors and for the transaction of such other business as may be brought before the meeting shall be held on a date fixed, from time to time, by the directors of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. The meeting may be held at such time and such place within or without the State of Delaware as shall be fixed by the Board of Directors and stated in the notice of the meeting.

     SECTION 2.     Special Meetings.  Special meetings of the stockholders may
                    -----------------
be called at any time by the Chief Executive Officer, Chairman of the Board, a majority of the Board of Directors or by a majority of the stockholders of record of all shares entitled to vote. Special meetings shall be held on the date and at the time and place either within or without the State of Delaware as specified in the notice thereof.

     SECTION 3.     Notice of Meetings.  Except as otherwise expressly required
                    -------------------
by law or the Certificate of Incorporation, written notice stating the place and time of the meeting and the purpose or purposes of such meeting, shall be given by the Secretary to each stockholder entitled to vote thereat at his address as it appears on the records of the Corporation not less than ten (10) nor more than sixty (60) days prior to the meeting. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall attend such meeting in person or by proxy; and if any stockholder shall, in person or by attorney thereunto duly authorized, waive notice of any meeting, in writing or by telephone or facsimile, whether before or after such meeting be held, the notice thereof need not be given to him. The attendance of any stockholder at a meeting, in person or by proxy, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice by him. Notice of any adjourned meeting of stockholders need not be given except as provided in SECTION 5 of this Article I.

     SECTION 4.     Quorum.  Subject to the provisions of law in respect of the
                    -------
vote that shall be required for a specific action, the number of shares the holders of which shall be present or represented by proxy at any meeting of stockholders in order to constitute a quorum for the transaction of any business shall be at least thirty three and one-third (33-1/3) percent of the total number of shares issued and outstanding and entitled to vote at such meeting. Where a separate vote by a class or classes is required, thirty three and one-third (33-1/3) of the total names of the outstanding shares of such class or classes, present in person or represented by proxy, shall constitute a quorum to take action with respect to that vote on that matter and the affirmative vote of the majority of shares of such class or classes present in person or represented by proxy at the meeting shall be the act of such class.

     SECTION 5.     Adjournment.  At any meeting of stockholders, whether or not
                    ------------
there shall be a quorum present, the holders of a majority of the shares voting at the meeting, whether present in person at the meeting or represented by proxy at the meeting, may adjourn the meeting from time to time. Except as provided by law, notice of such adjourned meeting need not be given otherwise than by announcement of the time and place of such adjourned meeting at the meeting at which the adjournment is taken. At any adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally called but only those stockholders entitled to vote at the meeting as originally noticed shall be entitled to vote at any adjournment or adjournments thereof.

     SECTION 6.     Organization.  The Chairman of the Board or, in his absence
                    -------------
or non-election, the Vice Chairman or, in his absence or non-election, the President or, in the absence of the foregoing officers, a Vice President shall call meetings of the stockholders to order and shall act as Chairman of such meetings. In the absence of all of the foregoing officers, holders of a majority in number of the shares of the capital stock of the Corporation present in person or represented by proxy and entitled to vote at such meeting shall elect a Chairman, who may be the Secretary of the Corporation. The Secretary of the Corporation shall act as secretary of all meetings of the stockholders; but in the absence of the Secretary, the Chairman may appoint any person to act as secretary of the meeting.

     SECTION 7.     Voting.  Each stockholder shall, except as otherwise
                    -------
provided by law or by the Certificate of Incorporation, at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of capital stock entitled to vote held by such stockholder, but no proxy shall be voted on after three years from its date, unless said proxy provides for a longer period. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a vote of a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the Certificate of Incorporation and these By-laws. In the election of directors, and for any other action, voting need not be by ballot, unless the Board of Directors in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     SECTION 8.     Stockholders List.  The officer of the Corporation who has
                    ------------------
charge of the stock ledger of the Corporation shall prepare and make a complete list of the stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order with the address of each and the number of shares held by each, which list shall be open to the examination of any stockholder, for any purpose germane to the meeting during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole thereof and may be inspected by any stockholder who is present. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the ledger, the list required by this Section 8 of Article I or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

     SECTION 9.     Address of Stockholders.  Each stockholder shall designate
                    ------------------------
to the Secretary of the Corporation an address at which notices of meetings and all other corporate notices may be served upon or mailed to him, and if any stockholder shall fail to designate such address, corporate notices may be served upon him by mail directed to him at his last known post office address.

     SECTION 10.    Inspectors of Election.  The Board of Directors may at any
                    -----------------------
time appoint one or more persons to serve as Inspectors of Election at the next succeeding annual meeting of stockholders or at any other meeting or meetings and the Board of Directors may at any time fill any vacancy in the office of Inspector. If the Board of Directors fails to appoint Inspectors, and this office becomes vacant and is not be filled by the Board of Directors, the Chairman of any meeting of the stockholders may appoint one or more temporary Inspectors for such meeting. All proxies shall be filed with the Inspectors for such meeting. All proxies shall be filed with the Inspectors of Election of the meeting before being voted upon.

     SECTION 11.    Action by Consent.  Unless otherwise provided in the
                    ------------------
Certificate of Incorporation, any action required to be taken at any meeting of stockholders, or any action which may be taken at any meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote if a consent in writing, setting forth the action so taken, shall be signed by the holders of all of the outstanding voting stock of the Corporation. In addition, any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.


     SECTION 12.    Advance Notice of Stockholder Business.  Notwithstanding any
                    ---------------------------------------
other provision of these By-Laws, for business to be properly brought before an annual or special meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder's notice must be received at the principal executive offices of the corporation, not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in these By-Laws to the contrary, no business brought by a stockholder shall be conducted at any meeting except in accordance with the procedures set forth in this ARTICLE I, SECTION
12. The Chairman of the meting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                                  ARTICLE II

                              Board of Directors
                              ------------------


     SECTION 1.     General Powers.  The property, affairs and business of the
                    ---------------
Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors shall have the power and authority to authorize the officers of the Corporation to enter into such agreements as the Board of Directors shall deem appropriate including the power and authority to authorize the seal of the Corporation to be affixed to all papers that may require it.

     SECTION 2.     Number, Qualification and Term of Office.  The number of
                    -----------------------------------------
directors shall be at least two and not more than twelve, as may be determined by the Board of Directors or as otherwise be provided in the Certificate of Incorporation of the Corporation. Directors need not be stockholders. Each director shall hold office for the term for which he is appointed or elected and until his successor shall have been elected and shall qualify, or until his death or until he shall resign or shall have been removed in the manner hereinafter provided. Directors need not be elected by ballot, except upon demand of any stockholder. The Chairman of the Board, if one be elected, and the Vice Chairman of the Board, if one be elected, shall be chosen from among the directors. The number of directors may be increased or decreased by action of the directors not exceeding the number of directors authorized by the Certificate of Incorporation or these By-laws.

     SECTION 3.     Quorum and Manner of Action.  Except as otherwise provided
                    ----------------------------
by law or these By-laws, a majority of the entire Board of Directors shall be required to constitute a quorum for the transaction of business at any meeting, and the act of a majority of the entire Board of Directors shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum be had. Notice of any adjourned meeting need not be given. The directors shall act only as a board and individual directors shall have no power as such. In the event that the Board of Directors shall be unable to take action on any matter because of a deadlock, upon the motion of any director the matter shall be submitted to a vote of the stockholders. Any action so approved by a majority vote of the stockholders shall be the action of the Board of Directors, however, any director who voted against the action taken by the stockholders prior to the submission of such matter to the stockholders may, within 10 days following such stockholder vote, dissent in writing to such action to the Secretary of the Corporation, who shall enter such dissent in the minutes of the Corporation.

     SECTION 4.     Place of Meeting, etc.  The Board of Directors may hold
                    ----------------------
its meetings, have one or more offices and keep the books and records of the Corporation at such place or places within or without the State of Delaware as the Board may from time to time determine or as shall be specified or fixed in the respective notices or waivers of notice thereof.

     SECTION 5.     Regular Meetings.  A regular meeting of the Board of
                    -----------------
Directors shall be held for the election of officers and the transaction of other business as soon as practicable after each annual meeting of stockholders, and other regular meetings of said Board shall be held at times and places as said Board shall direct. No notice shall be required for any regular meeting of the Board of Directors but a copy of every resolution fixing or changing the time or place of regular meetings shall be mailed to every director at least three days before the first meeting held in pursuance thereof.

     SECTION 6.     Special Meetings.  Special meetings of the Board of
                    -----------------
Directors may be called by the Chairman of the Board, the Chief Executive Officer, or any one Director. The Secretary or any Assistant Secretary shall give notice of the time and place of each special meeting by mailing a written notice of the same to each director at his last known post office address at least three (3) business days before the meeting or by causing the same to be delivered personally or to be transmitted by telecopies, overnight mail, telegraph, cable, wireless, telephone or orally at least twenty-four hours before the meeting to each director. In the event the Secretary or Assistant Secretary shall fail to give the notice of a Special Meeting called in accordance with this Section, the person who called such meeting shall be empowered to give notice of such meeting in accordance with the immediately preceding sentence.

     SECTION 7.     Action by Consent.  Any action required or permitted to
                    ------------------
be taken at any meeting of the Board of any committee thereof may be taken without a meeting, if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

     SECTION 8.     Organization.  At each meeting of the Board of Directors,
                    -------------
the Chairman of the Board or in his absence,the Vice Chairman of the Board, or in his absence, the President, or in his absence or non-election, a director chosen by a majority of the directors present shall act as Chairman. The Secretary or, in his absence, an Assistant Secretary or, in the absence of both the Secretary and an Assistant Secretary, any person appointed by the Chairman shall act as Secretary of the meeting.

     SECTION 9.     Resignations.  Any director of the Corporation may resign at
                    -------------
any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation. The resignation of any director shall take effect at the time specified therein; and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 10.    Removal of Directors.  Except as otherwise provided by law,
                    ---------------------
any director may be removed for cause, by the affirmative vote of a majority of the Board of Directors. Except as may be otherwise provided by law, cause for removal shall be construed to exist only if the director whose removal is proposed has been convicted of a felony by a court of competent jurisdiction and such conviction is no longer subject to a right of appeal, or has been adjudged by a court of competent jurisdiction to be liable for gross negligence, or willful misconduct, in the performance of his duty to the Corporation in a matter of substantial importance to the Corporation and such adjudication is no longer subject to a right of appeal. This Section 10 may not be amended or rescinded except by the affirmative vote of the holders of at least a majority of all the outstanding shares of capital stock of the Corporation issued and outstanding and entitled to vote at any regular or special meeting of the stockholders and only if notice of the proposed alteration or amendment be contained in the notice of the meeting in accordance with the provisions of these By-Laws.

     SECTION 11.    Vacancies.  Any vacancy in the Board of Directors caused
                    ---------
by death, resignation, removal, disqualification, an increase in the number of directors or any other cause shall be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen shall hold office until the next annual election of directors and until their successors are duly elected and qualified, or until their earlier resignation or removal.

     SECTION 12.    Compensation of Directors.  Directors may receive such
                    --------------------------
reasonable compensation for their services and expenses as may be directed by resolution of the Board; provided that nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may also be allowed like compensation for their services and expenses.

     SECTION 13.    Committees.  By resolution or resolutions passed by a
                    ----------
majority of the whole Board at any meeting of the Board of Directors, the directors may designate one or more committees of the Board of Directors, each committee to consist of two or more directors. To the extent provided in said resolution or resolutions, unless otherwise provided by law, such committee or committees shall have and may exercise all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, including the power and authority to authorize the seal of the Corporation to be affixed to all papers that may require it. No committee, however, shall have the power to declare dividends or to authorize the issuance of shares of capital stock of the Corporation. Further, the Board of Directors may designate one or more directors as alternate members of a committee who may replace an absent or disqualified member at any meeting. If an alterative member of a committee is not selected by the Board of Directors, and in the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. A committee may make such rules for the conduct of its business and may appoint such committees and assistants as it shall from time to time deem necessary. A majority of the members of a committee shall constitute a quorum for the transaction of business of such committee. Regular meetings of a committee shall be held at such times as such committee shall from time to time by resolution determine. No notice shall be required for any regular meeting of a committee but a copy of every resolution fixing or changing the time or place of at least three days before the first meeting held in pursuance thereof. Special meetings of a committee may be called by the Chairman of such committee or the Secretary of such committee, or any two members thereof. The Secretary of the Corporation or the Secretary of such committee shall give notice of the time and place of each special meeting by mail at least two days before such meeting or by telegraph, cable, wireless, telephone or orally at least twenty-four hours before the meeting to each member of such committee.

     SECTION 14.    Participation in Meetings.  Members of the Board of
                    --------------------------
Directors or of any committee may participate in any meeting of the Board or committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at such meeting.

     SECTION 15.    Interested Directors or Officers.  No contract or
                    ---------------------------------
transaction between the Corporation and one or more of its directors of officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participate in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted by such purpose if (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     SECTION 16.    Advanced Notification of Stockholder Nominations.  Only
                    ------------------------------------------------
persons who are nominated in accordance with the procedures set forth in this
ARTICLE II, shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or, at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be received at the principal executive offices of the Corporation not less than 60 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a Director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including without limitation such persons' written consent to being named in the proxy statement as a nominee and to serving as a Director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a Director shall furnish to the Secretary of the Corporation that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section. The Chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the By-Laws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.


                                  ARTICLE III

                                   Officers
                                   --------

     SECTION 1.     Number.  The officers of the Corporation shall be a Chairman
                    -------
of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, a Treasurer and a Secretary. In addition, the Board may elect one or more Vice Presidents and such other officers as may be appointed in accordance with the provisions of Section 3 of this Article III. Any number of offices may be held by the same person, as the directors may determine.

     SECTION 2.     Election, Term of Office and Qualification.  The officers
                    -------------------------------------------
shall be elected annually by the Board of Directors at their first meeting after each annual meeting of the stockholders of the Corporation. Each officer, except such officers as may be appointed in accordance with the provisions of Section 3 of this Article, shall hold office until his successor shall have been duly elected and qualified, or until his death or until he shall have resigned or shall have become disqualified or shall have been removed in the manner hereinafter provided.

     SECTION 3.     Subordinate Officers.  The Board of Directors or the Chief
                    ---------------------
Executive Officer may from time to time appoint such other officers, including a Vice Chairman of the Board, one or more Assistant Treasurers and one or more Assistant Secretaries, and such agents and employees of the Corporation as may be deemed necessary or desirable. Such officers, agents and employees shall hold office for such period and upon such terms and conditions, have such authority and perform such duties as in these By-laws provided or as the Board of Directors or the Chief Executive Officer may from time to time prescribe. The Board of Directors or the Chief Executive Officer may from time to time authorize any officer to appoint and remove agents and employees and to prescribe the powers and duties thereof.

     SECTION 4.     Removal.  Any officer may be removed, either with or without
                    --------
cause, by the affirmative vote of a majority of the Board of Directors.

     SECTION 5.     Resignations.  Any officer may resign at any time by giving
                    ------------
written notice to the Board of Directors, the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     SECTION 6.     Vacancies.  A vacancy in any office because of death,
                    ---------
resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-laws for regular selection or appointment to such office.

     SECTION 7.     Chairman of the Board.  The Chairman of the Board shall be
                    ---------------------
the Chief Executive Officer of the Corporation and shall preside, if present, at all meetings of the stockholders and at all meetings of the Board of Directors and shall perform such other duties and have such other powers as from time to time may be assigned by the Board of Directors or prescribed by these By-laws.

     SECTION 8.     Vice Chairman of the Board.  The Vice Chairman of the Board
                    --------------------------
shall, at the request of the Chairman of the Board or in his absence or disability, perform the duties of the Chairman of the Board and when so acting shall, have all the powers of, and be subject to all restrictions upon, the Chairman of the Board and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chairman of the Board or prescribed by these By-laws.

     SECTION 9.     Chief Executive Officer.  The Chief Executive Officer shall
                    -----------------------
preside, if present, at all meetings of the Stockholders, and shall perform such other duties and have such other powers as from time to time may be assigned by the Board of Directors or prescribed by this By-law.

     SECTION 10.    President.  The President shall have general direction of
                    ---------
the affairs of the Corporation and general supervision over its several officers, subject, however, to the control of the Board of Directors and the Chief Executive Officer, and in general shall perform such duties and, subject to the other provisions of these By-laws, have such powers incident to the office of President and perform such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors or the Chief Executive Officer.

     SECTION 11.    Vice President.  A Vice President may sign with the
                    --------------
Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary certificates of stock of the Corporation and shall have such other powers and shall perform such other duties as from time to time may be assigned to him by the Board of Directors, the Chief Executive Officer or the President or prescribed by these By-laws.

     SECTION 12.    Secretary.  The Secretary shall keep or cause to be kept,
                    ---------
in books provided for the purpose, the minutes of the meetings of the stockholders, the Board of Directors and any committee when so required, shall see that all notices are duly given in accordance with the provisions of these By-laws and as required by law, shall be custodian of the records and the seal of the Corporation and see that the seal is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized in accordance with the provisions of these By-laws, shall keep or cause to be kept a register of the post office address of each stockholder, may sign with the Chairman of the Board, the Chief Executive Officer, the President or any Vice President certificates of stock of the Corporation, and in general shall perform such duties and have such powers incident to the office of Secretary and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Board of Directors, the Chief Executive Officer or the President or prescribed by these By-laws.

     SECTION 13.    Assistant Secretary.  Any Assistant Secretary shall, at the
                    -------------------
request of the Secretary or in his absence or disability, perform the duties of the Secretary and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Secretary and shall perform such other duties and have such other powers as from time to time may be assigned to him by the Chief Executive Officer, the President, the Secretary or the Board of Directors or prescribed by these By-laws.

     SECTION 14.    Chief Financial Officer.  The Chief Financial Officer shall
                    -----------------------
be responsible to the Board of Directors and the Chief Executive Officer for all financial controls and internal audits of the Corporation and its subsidiaries. He shall perform such other duties as may be assigned to him by the Board of Directors, the Chief Executive Officer or prescribed by these By-laws, and shall be responsible to the President or a designated Vice President only for the routine administrative matters pertaining to the duties of his office.

     SECTION 15.    Treasurer.  The Treasurer shall have charge and custody of,
                    ---------
and be responsible for, all funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such banks, trust companies or other depositaries as shall be selected in accordance with the provisions of these By-laws, shall at all reasonable times exhibit his books of account and records, and cause to be exhibited the books of account and records of any corporation controlled by the Corporation, to any of the directors of the Corporation upon application during business hours at the office of the corporation, or such other corporation, where such books and records are kept, shall, if called upon to do so, receive and give receipts for monies due and payable to the Corporation from any source whatsoever, may sign with the Chairman of the Board, the Chief Executive Officer, the President or any Vice President certificates of stock of the Corporation, and in general shall perform such duties and have such powers incident to the office of Treasurer and such other duties and such other powers as from time to time may be assigned to him by the Board of Directors, Chief Executive Officer or the President or prescribed by these By-laws.

     SECTION 16.    Assistant Treasurer.  Any Assistant Treasurer shall, at the
                    -------------------
request of the Treasurer or in his absence or disability, perform the duties of the Treasurer and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Treasurer and shall perform such duties and have such other powers as from time to time may be assigned to him by the Chief Executive Officer, the President, the Treasurer or the Board of Directors or prescribed by these By-laws.

     SECTION 17.    Other Officers.  Such officers as the Board of Directors
                    --------------
may choose shall perform such duties and have such powers as may be appropriate to such officer or as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

     SECTION 18.    Salaries.  The salaries of the officers shall be fixed from
                    --------
time to time by the Board of Directors. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

     SECTION 19.    Authority of Officers.  The officers of the Corporation
                    ---------------------
shall have such duties and authority as set forth in these By-laws and as shall be determined from time to time by the Board of Directors.

                                  ARTICLE IV

                           Shares and their Transfer
                           -------------------------

     SECTION 1.     Certificates of Stock.  Certificates for shares of the
                    ---------------------
capital stock of the Corporation shall be in such form not inconsistent with law as shall be approved by the Board of Directors. They shall be numbered in order of their issue and shall be signed by the Chairman of the Board or the Chief Executive Officer or the President or any Vice President and the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Corporation, and the seal of the Corporation is not required to be affixed thereto. Any of or all the signatures on the certificate may be a facsimile.
In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature shall have been placed upon any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates or whose facsimile signature shall have been used thereon had not ceased to be such officer or officers of the Corporation.

     SECTION 2.     Transfer of Stock.  Transfer of shares of the capital stock
                    -----------------
of the Corporation shall be made only on the books of the Corporation by the holder thereof, or by his attorney thereunto authorized by a power of attorney duly executed and filed with the Secretary of the Corporation, or a transfer agent of the Corporation, if any, on surrender of the certificate or certificates for such shares properly endorsed. A person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof as regards the Corporation, and the Corporation shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

     SECTION 3.     Lost Destroyed and Mutilated Certificates.  The holder of
                    -----------------------------------------
any stock issued by the Corporation shall immediately notify the Corporation of any loss, destruction or mutilation of the certificate therefor or the failure to receive a certificate of stock issued by the Corporation, and the Board of Directors or the Secretary of the Corporation may, in its or his discretion, cause to be issued to such holder a new certificate or certificates of stock, upon compliance with such rules, regulations and/or procedures as may be prescribed or have been prescribed by the Board of Directors with respect to the issuance of new certificates in lieu of such lost, destroyed or mutilated certificate or certificates of stock issued by the Corporation which are not received, including reasonable indemnification to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

     SECTION 4.     Transfer Agent and Registrar; Regulations.  The Corporation
                    -----------------------------------------
shall, if and whenever the Board of Directors shall so determine, maintain one or more transfer offices or agencies, each in the charge of a transfer agent designated by the Board of Directors, where the shares of the capital stock of the Corporation shall be directly transferable, and also one or more registry offices, each in the charge of a registrar designated by the Board of Directors, where such shares of stock shall be registered, and no certificate for shares of the capital stock of the Corporation, in respect of which a Registrar and/or Transfer Agent shall have been designated, shall be valid unless countersigned by such Transfer Agent and registered by such Registrar, if any. The Board of Directors shall also make such additional rules and regulations as it may deem expedient concerning the issue, transfer and registration of certificates for shares of the capital stock of the Corporation.

     SECTION 5.     Fixing Date for Determination of Stockholders of Record.
                    -------------------------------------------------------
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, to express consent to corporate action in writing without a meeting, to receive payment of any dividend or other distribution or allotment of any rights, to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action, and only such stockholders as shall be stockholders of record of the date so fixed shall be entitled to such notice of and to vote at such meeting and any adjournment thereof, to express consent to any such corporate action, to receive payment of such dividend or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid. If the stock transfer books are to be closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting in the case of a merger or consolidation, the books shall be closed at least twenty days before such meeting.

     SECTION 6.     Beneficial Owners.  The Corporation shall be entitled to
                    -----------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to (whether or not it shall have express or other notice thereof), except as otherwise provided by law.

                                   ARTICLE V

                              General Provisions
                              ------------------

     SECTION 1.     Fiscal Year.  The fiscal year of the Corporation shall end
                    -----------
on such date of each year as shall be determined by the Board of Directors of the Corporation.

     SECTION 2.     Waivers of Notice.  Whenever any notice of any nature is
                    -----------------
required by law, the provisions of the Certificate of Incorporation or these By-laws to be given, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

     SECTION 3.     Qualifying in Foreign Jurisdiction.  The Board of Directors
                    ----------------------------------
shall have the power at any time and from time to time to take or cause to be taken any and all measures which they may deem necessary for qualification to do business as a foreign corporation in any one or more foreign jurisdictions and for withdrawal therefrom.

     SECTION 4.     Registered Office.  The registered office of the Corporation
                    -----------------
in the State of Delaware shall be in the City of Wilmington, County of New Castle, State of Delaware.

     SECTION 5.     Other Offices.  The Corporation may also have offices at
                    -------------
such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine.

     SECTION 6.     Proxies.  Except as otherwise provided in these By-laws or
                    -------
in the Certificate of Incorporation of the Corporation, and unless otherwise provided by resolution of the Board of Directors, the Chairman of the Board or Chief Executive Officer may appoint from time to time an attorney or attorneys, or agent or agents, of the Corporation, on behalf and in the name of the Corporation, to cast the votes which the Corporation may be entitled to cast as a stockholder or otherwise in any other corporation any of whose stock or other securities may be held by the Corporation, at meetings of the holders of the stock or other securities of such other corporation, or to consent in writing to any action by such other corporation, and may instruct the person or person so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf and in the name of the Corporation and under its corporate seal, or otherwise, all such written proxies or other instruments as he may deem necessary or proper in the premises.

     SECTION 7.     Seal.  The Board of Directors shall provide a suitable seal
                    ----
containing the name of the Corporation, which seal shall be in the charge of the Secretary and which may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. If and when so directed by the Board of Directors, a duplicate of the seal may be kept and be used by an officer of the Corporation designated by the Board.

     SECTION 8.     Dividends.  Dividends upon the capital stock of the
                    ---------
Corporation, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

     SECTION 9.     Disbursements.  All checks or demands for money and notes of
                    -------------
the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.


                                  ARTICLE VI

                                Indemnification
                                ---------------

     SECTION 1.     Power to Indemnify in Actions, Suits or Proceedings other
                    ---------------------------------------------------------
than those by or in the Right of the Corporation.  Subject to Section 3 of this
------------------------------------------------
Article VI, the Corporation shall indemnify any person (to the full extent permitted by the laws of the State of Delaware, as amended from time to time) who was or is a party or is threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, has no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a
        ---- ----------
presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, has reasonable cause to believe that his conduct was unlawful.

     SECTION 2.     Power to Indemnify in Actions, Suits or Proceedings by or in
                    ------------------------------------------------------------
the Right of the Corporation.  Subject to Section 3 of this Article VI, the
----------------------------
Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit, proceeding or claim by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprises against expenses (including attorney's fees and expenses) actually and reasonably incurred by him and to the extent permitted by applicable law in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses and amounts which the Court of Chancery or such other court shall deem proper.

     SECTION 3.     Authorization of Indemnification.  Any indemnification
                    --------------------------------
under this Article VI (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in
Section 1 or Section 2 of this Article VI, as the case may be. Such determination and determinations under Section 5 or 6 of this Article VI shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders. To the extent, however, that a director or officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees and expenses) actually and reasonably incurred by him in connection therewith, without the necessity of authorization in the specific case.

     SECTION 4.     Good Faith Defined.
                    ------------------

                    (a) For purposes of any determination under Section 3 of this Article VI, a person shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his conduct was unlawful, if his action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to him by the officers of the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public account or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, agent or employee.

                    (b) References in this Article VI to "penalties" include any excise taxes assessed on a person with respect to an employee benefit plan; references in this Article VI to "serving at the request of the Corporation" include any service as a director or officer (or if appropriate an employee or agent) or former director or officer (or if appropriate a former employee or agent) of the Corporation which imposes duties on, or involves services by, such person with respect to an employee benefit plan or its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the participants or beneficiaries of such an employee benefit plan shall be deemed to have acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation.

                    (c) The provisions of this Section 4 shall not be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in Sections 1 or 2 of this
Article VI, as the case may be.

     SECTION 5.     Indemnification upon Application; Procedure Upon
                    ------------------------------------------------
Application; Etc.  Except as otherwise provided in the proviso to Section 2 of
----------------
this Article VI:

                    (a)  Any indemnification under Section 1 and 2 of this
Article VI shall be made no later than 45 days after receipt by the Corporation of the written request by the director, officer, employee or agent or the former director, officer, employee or agent, unless a determination is made within said 45-day period in accordance with Section 3 of this Article VI that such person has not met the applicable standard of conduct set forth in Section 1 or 2 of this Article VI.

                    (b) The right to indemnification under Section 1 or 2 of this Article VI or advances under Section 6 of this Article VI shall be enforceable by the director, officer, employee or agent or former director, officer, employee or agent in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Corporation. Neither the absence of any prior determination that indemnification is proper in the circumstances, nor a prior determination that indemnification is not proper in the circumstances, shall be a defense to the action or create a presumption that the director or officer, or former director or officer, has not met the applicable standard of conduct. The expenses (including attorneys' fees and expenses) incurred by the director, officer, employee or agent in connection with successfully establishing his right to indemnification, in whole or in part, in any such action (or in any action or claim brought by him to recover under any insurance policy or policies referred to in Section 9 of this Article
VI) shall also be indemnified by the Corporation.

                    (c)  If any person is entitled under any provision of this
Article VI to indemnification by the Corporation for some or a portion of expenses, judgments, fines, penalties or amounts paid in settlement incurred by him, but not, however, for the total amount thereof, the corporation shall nevertheless indemnify such person for the portion of such expense, judgments, fines, penalties and amounts to which he is entitled.

     SECTION 6.     Expenses Payable in Advance.  Expenses (including attorneys'
                    ---------------------------
fees and expenses) incurred by an officer, director, employee or agent or a former officer, director, employee or agent in defending a civil or criminal action or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this
Article VI; provided, however, that if he seeks to enforce his rights in a court of competent jurisdiction pursuant to section 5(b) of this Article VI, said understanding to repay shall not be applicable or enforceable unless and until there is a final court determination that he is not entitled to indemnification as to which all rights of appeal have been exhausted or have expired.

     SECTION 7.     Certain Person Not Entitled to Indemnification.
                    ----------------------------------------------
Notwithstanding any other provision of this Article VI, no person shall be entitled to indemnification under this Article VI or to advances under Section 6 of this Article VI with respect to any action, suit, proceeding or claim as brought or made by him against the Corporation, other than an action, suit, proceeding or claim seeking, or defending such person's right to, indemnification and/or expense advances pursuant to this Article VI or otherwise.

     SECTION 8.     Non-exclusivity and Survival of Indemnification.  The
                    -----------------------------------------------
indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any By-law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding office, it being the policy of the Corporation that indemnification and expense advances to the persons specified in Section 1 and 2 of this Article VI shall be made to the fullest extent permitted by law and, accordingly, in the event of any change in law, by legislation or otherwise, permitting greater indemnification and/or expense advances to any such person, the provision of this Article VI shall be construed so as to require such greater indemnification and/or expense advances. The provisions of this Article VI shall not be deemed to preclude the indemnification of any person who is not specified in Sections 1 or 2 of this
Article VI but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise. The indemnification and advancement of expenses provided by or granted pursuant to this Article VI shall continue as to a person who has ceased to be a director or officer (or if appropriate an employee or agent) and shall inure to the benefit of the heirs, executors and administrator of such person.

     SECTION 9.     Insurance.  The Corporation may purchase and maintain
                    ---------
insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VI or the provisions of Section 145 of the General Corporation Law of the State of Delaware. The Corporation shall not be obligated under this Article VI to make any payment in connection with any claim made against any person if and to the extent that such person has actually received payment therefore under any insurance policy or policies.

     SECTION 10.    Meaning of "Corporation" for Purposes of Article VI.  For
                    ---------------------------------------------------
purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued.

     SECTION 11.    Limitation on Actions.  No legal action shall be brought
                    ---------------------
and no cause of action shall be asserted by or on behalf of the Corporation or any affiliate of the Corporation against any person who is or was a director or officer of the Corporation after the expiration of two years from the date of accrual of such cause of action, and any claim or cause of action of the Corporation or its affiliates shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such two-year period; provided, however, that if any shorter period of limitations is otherwise applicable, such shorter period shall govern.

     SECTION 12.    Severability.  The provisions of this Article VI shall be
                    ------------
severable in the event that any provision hereof (including any provision within a single section, subsection, clause, paragraph or sentence) is held invalid, void or otherwise unenforceable on any ground by any court of competent jurisdiction. In the event of any such holding, the remaining provisions of this Article VI shall continue in effect and be enforceable to the fullest extent permitted by law.

                                  ARTICLE VII

                                  Amendments
                                  ----------

     These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by either the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-laws be contained in the notice of such meeting of stockholders or Board of Directors, as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

          I HEREBY CERTIFY that the foregoing is a full, true, and correct copy of the Bylaws of Specialty Catalog Corp., a Delaware corporation, as in effect on the date hereof.

Dated:


                                 _______________________________________
                                 Secretary of Specialty Catalog Corp.


(SEAL)